                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation of our report dated November 22, 2000 on the financial statements of Wolverine Energy 1998-1999 (A) Development Company, L.L.C. for the years ended December 31, 1999 and 1998 in the Post-Effective Amendment No. 5 to Form SB-2 Registration Statement (File No. 33-95156) for the registration of 15,000 membership interests.



                               Plante & Moran, LLP



East Lansing, Michigan
February 21, 2001